UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                                 March 19, 1997
                         ----------------------------


                      Commission file number   0-28392
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                             HARVARD SCIENTIFIC CORP.
          ----------------------------------------------------------
            (Exact name of registrant as specified in its charter)



        Nevada                                           88-0226455
----------------------------                         --------------------
(State of other jurisdiction                          (I.R.S. Employer
of incorporation or                                   Identification No.)
organization)



100 N. Arlington Ave., Suite 23P, Reno, NV                    89501
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(Address of principal executive offices)                    (Zip Code)




Registrant's Telephone number, including area code:  (702) 796-1173
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Item No. 4.       Changes in Registrant's Certified Accountant
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      Prior  to  March  19,  1997,  the  Registrant  engaged  as  its  principal accountant to audit the Registrant's financial statements the firm of Fair, Anderson & Langerman of Las Vegas, Nevada. On March 19, 1997, the Registrant's Board of Directors approved W. Dale McGhie, Certified Public Accountant, 1539 Vasser Street, Reno, Nevada 89502 as the Registrant's independent accountant. Mr. McGhie was retained for purposes of reviewing the Registrant's year end financial statements.

      The Registrant's former accountant, Fair Anderson & Langerman did not resign and did not decline to stand for reelection. The former accountant simply was replaced as of March 19, 1997 due to the fact that the company's headquarters were moved to Reno, Nevada. The decision to change accountants was recommended and approved by the Board of Directors.

      Reports prepared by the Registrant's principal accountant on the Registrant's financial statements for the past two (2) years have not contained an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

      1. The Report on Financial Statements prepared by Fair, Anderson & Langerman for the period from January 13, 1987 (Inception) through December 31, 1995, contained the following statement:

      The accompanying financial statements have been presented assuming that the Company will continue as a going concern. As discussed in Note 11 to the financial statements, the Company has suffered recurring losses from operations that raises substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from that outcome of this uncertainty.

Note 11 of those financial statements, under the heading "Uncertainty - Going Concern," stated:

      The Company's continued existence is dependent upon its ability to resolve its liquidity problems, principally by obtaining additional equity capital and through the sale of the PGE-1 product, while pursuing regulatory approval for the sale of the product. The Company must continue to operate on limited cash flows. The Company has experienced a net loss for the years ended December 31, 1995 and 1994 of $676,455 and $489,664, respectively.

      2. The Report on Financial Statements prepared by Fair, Anderson & Langerman for the period from January 13, 1987

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(Inception) through March 31, 1996, contained the following statement:

      The accompanying financial statements have been presented assuming that the Company will continue as a going concern. As discussed in Note 11 to the financial statements, the Company has suffered recurring losses from operations that raises substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from that outcome of this uncertainty.

Note 11 of those financial statements, under the heading "Uncertainty - Going Concern," stated:

      The Company's continued existence is dependent upon its ability to resolve its liquidity problems, principally by obtaining additional equity capital and through the sale of the PGE-1 product, while pursuing regulatory approval for the sale of the product. The Company must continue to operate on limited cash flows. The Company has experienced a net loss for the three months ended March 31, 1996 of $396,252.

      3. The Report on Financial Statements prepared by Dale McGhie for December 31, 1996 and 1995, contained the following statement:

      The accompanying financial statements have been presented assuming that the Company will continue as a going concern. As discussed in Note 11 to the financial statements, the Company has suffered recurring losses from operations that raises substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from that outcome of this uncertainty.

Note 13 of those financial statements, under the heading "Uncertainty - Going Concern," rather than Note 11, stated:

      The financial statements of the Company have been prepared assuming that the Company will continue as a going concern. The Company's future success is dependent upon its ability to raise additional funds to complete the commercialization process for its erectile dysfunction treatment product. The Company intends to obtain these funds through public and private financing or from other sources, such as collaborative agreements. Although the Company has sold $5,000,000 principal amount of Debentures (Note 12), and has an undertaking, subject to various conditions, to raise an additional $10,000,000 principal amount of Debentures, there can be no


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



      assurance that this additional funding will occur, or be sufficient, and that, if this additional funding does not occur or is sufficient, other required funds will be available on terms satisfactory to the Company. Failure to obtain adequate financing could cause a delay or termination of the Company's product development and marketing efforts.


      During  the most  recent  two (2)  fiscal  years,  there have not been any disagreements with the Registrant's former accountant on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make a reference to the subject matter of the disagreements in connection with its report, except as follows:

      1. Subsequent to issuing its report on the Company's financial statements for the period from January 13, 1987 (Inception) through March 31, 1996, the Company's former accountants, Fair, Anderson & Langerman, learned that 180,000 shares of the Company's common stock had been issued to Alexander H. Walker, Jr. prior to the end of March 1996. Such shares were not included in the former accountant's report.

      None of the following events have occurred within the Registrant's two (2) most recent fiscal years, or in any subsequent interim period preceding the former accountant's replacement:

      (A) The registrant's accountant, or former accountant, having advised the registrant that the internal controls necessary for the registrant to develop reliable financial statements do not exist;

      (B) the registrant's accountant, or former accountant having, advised the registrant that information has come to the accountant's attention that has led it to no longer be able to rely on management's representations, or that has made it unwilling to be associated with the financial statements prepared by management;

      (C)(1) the registrant's accountant, or former accountant, having advised the registrant of the need to expand significantly the scope of its audit, or that information has come to the accountant's attention during the time period covered by Item 304(a)(1)(iv) of Regulation S-K, that if further investigated may (i) materially impact the fairness or reliability of either; a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit


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report on those financial statements),  or (ii) cause it to be unwilling to rely on management's representations or be associated with the registrant's financial statements, and (2) due to the accountant's resignation (due to audit scope limitations or otherwise) or dismissal, or for any other reason, the accountant did not so expand the scope of its audit or conduct such further investigation; or

      (D)(1) the registrant's accountant, or former accountant, having advised the registrant that information has come to the accountant's attention that it has concluded materially impacts the fairness or reliability of either (I) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and (2) due to the accountant's resignation, dismissal or declination stand for re-election, or for any other reason, the issue has not been resolved to the accountant's satisfaction prior to its resignation, dismissal or declination to stand for re-election


Item No. 7.       Exhibits
-----------       --------

(16)  Letter on change in certifying accountant.

      Pursuant to Item 304(a)(3) of Regulation S-B, the Company has provided its former accountant with a copy of this Form 8-K and has requested its former account to furnish a letter addressed to the Commission stating whether it agrees with the statements made by the Company and, if not, stating the respects in which it does not agree. Due to the unavailability of the requested letter at the time of this filing, the letter shall be filed in compliance with the requirement of Item 304(a)(3) upon receipt.

                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HARVARD SCIENTIFIC CORP.



Date: July 3, 1997                  /s/Don A. Steffens
                                    ---------------------------
                                    Don A. Steffens, President




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